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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09585

                       	 Pioneer Research Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through December 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                      Pioneer Research
                      Fund

--------------------------------------------------------------------------------
                      Annual Report | December 31, 2012
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     PATMX
                      Class B     PBTMX
                      Class C     PCTMX
                      Class Y     PRFYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       39

Approval of Investment Advisory Agreement                                     40

Trustees, Officers and Service Providers                                      44

                              Pioneer Research Fund | Annual Report | 12/31/12 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff " scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Capital Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Capital Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff " deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies.The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*    Dividends are not guaranteed.


2 Pioneer Research Fund | Annual Report | 12/31/12 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                              Pioneer Research Fund | Annual Report | 12/31/12 3

Portfolio Management Discussion | 12/31/12

Despite a host of concerns about the health of the U.S. economy, domestic equities delivered generally solid performance during the 12 months ended December 31, 2012. In the following interview, Paul Cloonan discusses the investment environment during the 12-month period and the factors that affected the performance of Pioneer Research Fund. Mr. Cloonan, senior vice president and co-head of equity research at Pioneer, is part of the investment team responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for equities during the 12 months ended December 31, 2012?

A While a number of worries hovered over the equity market and created intermittent periods of volatility, stocks, in general, produced solid returns during the 12-month period.

     Among the issues causing investors to worry during the period were evidence of slowing global economic growth trends, decelerating corporate earnings growth rates, and a stubbornly high U.S. jobless rate. Anxieties about the U.S. election in November and uncertainties about how political infighting in Washington could affect fiscal decisions also unsettled investors. Nevertheless, the stock market fared well over the 12-month period as equities continued to look attractive relative to other asset classes, including fixed-income securities, which were, by and large, offering very low yields.

     Near year-end, especially, investors increasingly looked forward and saw more reason for optimism than pessimism regarding stocks. The reasons for optimism included steady, if modest, economic growth trends, slight improvements in unemployment figures, and pro-growth monetary policies implemented by central banks located in major economies, including the United States, China and Europe.

     By industry in 2012, the strongest absolute returns in the equity market came from the diversified financials, media and retailing groups, while the weakest performance came from companies in the semiconductor, utilities, consumer services and energy categories.

Q How did the Fund perform in that environment during the 12 months ended December 31, 2012?

A Pioneer Research Fund's Class A shares returned 14.51% at net asset value during the 12 months ended December 31, 2012, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 15.99%. During the same period, the average return of the 944 mutual funds in Lipper's Large Cap Core Funds category was 14.95%.

4 Pioneer Research Fund | Annual Report | 12/31/12

Q What were the reasons behind the Fund's underperformance of the S&P 500 during the 12 months ended December 31, 2012, and which investments produced the most disappointing results?

A The Fund's benchmark-relative results during the 12-month period were hurt the most by underperforming stock selections in the information technology and materials sectors--in particular, within information technology, the Fund's investments in software and technology hardware were its weakest performers during the period.

     In software, the major detractor from relative returns was the Fund's position in Rovi, which we eliminated from the portfolio in July after the company lowered its earnings forecasts for the second quarter, and for the overall year. The disappointing earnings announcement came after Rovi's prospects had been called into question when Cisco Systems acquired one of its competitors, and after Rovi had moved to increase the company's indebtedness. During the period, we also sold the Fund's position in another major disappointment from the information technology sector:
     Hewlett-Packard (HP). We had become increasingly worried about HP's ability to turn around its many businesses and also fretted about the prospects for HP's personal computer business, which was losing ground in an industry segment that is under constant attack from newer technologies, including tablets.

     Another underperforming investment that we eliminated from the portfolio during the 12-month period was Celanese, from the materials sector. Celanese, a major chemical company, was registering disappointing results from its acetate business, while taking an unexpectedly long time to develop a new technology for the production of ethanol.

     Stock selection in energy also detracted from the Fund's benchmark-relative returns during the period, with a position in Anadarko Petroleum, an energy exploration and production company, the weakest relative performer in the sector. We sold the portfolio's position after the stock performed poorly and as Anadarko faced uncertainty about the outcome of a major lawsuit filed against the company.

Q What types of investments had the greatest positive influence on the Fund's performance relative to the S&P 500 during the 12 months ended December 31, 2012?

A The Fund's investments in the consumer sectors performed quite well during the 12-month period, with holdings in the media, and food, beverage and tobacco industries contributing significantly to relative returns. In addition, while the Fund's holdings in the information technology sector underperformed the benchmark's sector holdings during the period, the portfolio did own some stocks in the semiconductor field that contributed to relative returns.

                              Pioneer Research Fund | Annual Report | 12/31/12 5

     The top individual contributor to benchmark-relative results during the period was the portfolio's position in Constellation Brands from the food, beverage and tobacco group. Constellation Brands, which owns a number of wine companies as well as interests in beer and beer distributors, performed especially well at the end of the year when the company announced that it planned to increase its stake in and acquire full control of Crown Imports, which distributes Corona and other popular beer brands in the U.S. Also in the food, beverage and tobacco group, the Fund's investment in Fomento Economico Mexicana (FEMSA) rose in value during the period on strong results from the company's Coca-Cola soft drink distribution operations in Mexico and Central America.

     In the media group, the portfolio's top performer was Comcast, while Disney and Time Warner also contributed to returns. All three companies were able to improve their earnings during the period, while demonstrating strong pricing power. Comcast has pricing power in its broadband data service, while Disney and Time Warner have pricing power for their entertainment content with advertisers and distributors.

     Among the Fund's semiconductor holdings, ASML's positive performance during the period was notable, as the company gained in value by advancing its technology and improving its competitive position. Three of ASML's major customers (Intel, Taiwan Semiconductor and Samsung Electronics) are now long-term shareholders in the company, and each has committed to contributing funding to ASML's research and development efforts over the next few years. We sold the Fund's position in ASML at the end of the year, after the stock had appreciated significantly.

     In addition to the healthy returns coming from the top three groups, the Fund's relative performance also received major support from portfolio investments in credit card company Discover Financial Services and in capital goods company Manitowoc, which produces goods for both the construction and food services industries.

Q Could you discuss some of the changes you made to the Fund's portfolio during the 12 months ended December 31, 2012?

A Two of the most prominent additions we made to the portfolio during 2012 were two major financial institutions: Citigroup and Goldman Sachs. We were attracted by the low stock valuation of Citigroup, a major global banking institution, at a time when regulatory issues that earlier had clouded the company's prospects were becoming resolved. Citigroup's prospects also appeared to be brightening as the global markets started stabilizing. In addition, the Fund acquired a stake in Goldman Sachs, another global company selling at an attractive share price. The large investment bank appeared to be in a stronger competitive position as expectations grew that some of Goldman Sachs' European competitors might scale back their operations.

6 Pioneer Research Fund | Annual Report | 12/31/12

     In the retail industry, we added two prominent national hardware and home improvement product chains to the Fund during the period: Home Depot and Lowe's. We believe both companies to be well positioned to benefit from the recovery in the housing industry as well as from increased home renovation and repair activity.

     In the energy sector, we added oil services company Schlumberger and exploration-and-production company Marathon Oil to the Fund during the period. We viewed Schlumberger as a key beneficiary of the strengthening market for oil services operations, while Marathon was selling at a cheap valuation and appeared poised to improve its operating performance.

     While we added Schlumberger and Marathon during the period, we sold the Fund's stake in diversified energy company ExxonMobil. While the company had performed well when the Fund owned it, we thought there were better opportunities available in other energy-related companies. We also eliminated the Fund's positions in diversified financials company JPMorgan Chase after major problems emerged in the company's London trading operations; and in pharmaceutical company Merck, because we saw fewer opportunities in the company's pipeline of new drug products.

Q    What is your investment outlook?

A Our investment methodology for the Fund is built upon bottom-up analysis and stock selection, rather than analysis of macroeconomic trends and patterns. Nevertheless, we think the equity market overall remains attractive relative to other asset classes. Stocks valuations have remained appealing, and we think it makes sense that more investor capital should start moving into equities this year, following an extended period (several years) during which more investor assets have been flowing into fixed-income investments.

     Our approach to stock-picking emphasizes fundamental analysis. We believe the approach is durable and repeatable and can deliver reasonable investment results for the Fund at different periods within the business cycle, and under a variety of market conditions.

     Note to shareholders: Pioneer's Board of Trustees has approved the reorganization of Pioneer Research Fund into Pioneer Value Fund. It is expected that the reorganization will be completed in April or May 2013. The combined fund will have the same investment strategies and policies as, and be managed by the management team of, Pioneer Research Fund (led by Paul Cloonan, Pioneer's co-head of equity research, U.S.). It is anticipated that the performance history of the combined fund will be that of Pioneer Research Fund. The combined fund will be named Pioneer Core Equity Fund. Subject to shareholder approval, Pioneer Value Fund also will adopt a new management fee, and the current investment objective of Pioneer Research Fund, which is long-term capital growth. These changes would be effective at the time of the reorganization.

                              Pioneer Research Fund | Annual Report | 12/31/12 7

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Research Fund | Annual Report | 12/31/12

Portfolio Summary | 12/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.2%
International Common Stocks                                                 3.3%
Depositary Receipts for International Stocks                                1.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     19.0%
Financials                                                                 15.5%
Health Care                                                                12.2%
Consumer Discretionary                                                     11.4%
Consumer Staples                                                           10.8%
Energy                                                                     10.7%
Industrials                                                                10.2%
Telecommunication Services                                                  3.6%
Materials                                                                   3.3%
Utilities                                                                   3.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Apple, Inc.                                                          4.93%
--------------------------------------------------------------------------------
 2.   Chevron Corp.                                                        2.96
--------------------------------------------------------------------------------
 3.   Google, Inc.                                                         2.47
--------------------------------------------------------------------------------
 4.   Citigroup, Inc.                                                      2.39
--------------------------------------------------------------------------------
 5.   Verizon Communications, Inc.                                         2.23
--------------------------------------------------------------------------------
 6.   Pfizer, Inc.                                                         2.12
--------------------------------------------------------------------------------
 7.   Microsoft Corp.                                                      2.07
--------------------------------------------------------------------------------
 8.   PNC Financial Services Group, Inc.                                   2.01
--------------------------------------------------------------------------------
 9.   3M Co.                                                               1.91
--------------------------------------------------------------------------------
10.   Johnson & Johnson Co.                                                1.89
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                              Pioneer Research Fund | Annual Report | 12/31/12 9

Prices and Distributions | 12/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                          12/31/12                   12/31/11
--------------------------------------------------------------------------------
      A                             $10.77                      $9.47
--------------------------------------------------------------------------------
      B                             $10.14                      $8.94
--------------------------------------------------------------------------------
      C                             $10.19                      $9.00
--------------------------------------------------------------------------------
      Y                             $10.87                      $9.55
--------------------------------------------------------------------------------


Distributions per Share: 1/1/12-12/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment          Short-Term      Long-Term
    Class            Income             Capital Gains   Capital Gains
--------------------------------------------------------------------------------
      A              $0.0744                $   --         $   --
--------------------------------------------------------------------------------
      B              $    --                $   --         $   --
--------------------------------------------------------------------------------
      C              $0.0131                $   --         $   --
--------------------------------------------------------------------------------
      Y              $0.0947                $   --         $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Research Fund | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund at public offering price, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                             Net Asset           Public Offering
Period                                       Value (NAV)         Price (POP)
--------------------------------------------------------------------------------
10 Years                                      7.43%              6.79%
5 Years                                       2.25               1.04
1 Year                                       14.51               7.90
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                             Gross               Net
--------------------------------------------------------------------------------
                                             1.55%               1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Research Fund    Standard & Poor's 500 Index
12/31/2002                 $    9,425               $   10,000
12/31/2003                 $   11,740               $   12,867
12/31/2004                 $   13,076               $   14,266
12/31/2005                 $   14,017               $   14,966
12/31/2006                 $   16,135               $   17,328
12/31/2007                 $   17,261               $   18,279
12/31/2008                 $   11,181               $   11,518
12/31/2009                 $   14,436               $   14,566
12/31/2010                 $   16,685               $   16,764
12/31/2011                 $   16,847               $   17,114
12/31/2012                 $   19,292               $   19,850

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Research Fund | Annual Report | 12/31/12 11

Performance Update | 12/31/12                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                             If                  If
Period                                       Held                Redeemed
--------------------------------------------------------------------------------
10 Years                                      6.48%              6.48%
5 Years                                       1.32               1.32
1 Year                                       13.42               9.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                             Gross               Net
--------------------------------------------------------------------------------
                                             2.52%               2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Research Fund    Standard & Poor's 500 Index
12/31/2002                 $       10,000           $       10,000
12/31/2003                 $       12,354           $       12,867
12/31/2004                 $       13,652           $       14,266
12/31/2005                 $       14,498           $       14,966
12/31/2006                 $       16,534           $       17,328
12/31/2007                 $       17,549           $       18,279
12/31/2008                 $       11,262           $       11,518
12/31/2009                 $       14,413           $       14,566
12/31/2010                 $       16,501           $       16,764
12/31/2011                 $       16,520           $       17,114
12/31/2012                 $       18,737           $       19,850

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Research Fund | Annual Report | 12/31/12

Performance Update | 12/31/12                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                             If                  If
Period                                       Held                Redeemed
--------------------------------------------------------------------------------
10 Years                                      6.51%               6.51%
5 Years                                       1.34                1.34
1 Year                                       13.37               13.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                             Gross               Net
--------------------------------------------------------------------------------
                                             2.35%               2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Research Fund    Standard & Poor's 500 Index
12/31/2002                 $       10,000           $       10,000
12/31/2003                 $       12,358           $       12,867
12/31/2004                 $       13,668           $       14,266
12/31/2005                 $       14,510           $       14,966
12/31/2006                 $       16,548           $       17,328
12/31/2007                 $       17,574           $       18,279
12/31/2008                 $       11,296           $       11,518
12/31/2009                 $       14,451           $       14,566
12/31/2010                 $       16,549           $       16,764
12/31/2011                 $       16,568           $       17,114
12/31/2012                 $       18,783           $       19,850

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                             Pioneer Research Fund | Annual Report | 12/31/12 13

Performance Update | 12/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Research Fund, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2012)
--------------------------------------------------------------------------------
                                            If                  If
Period                                      Held                Redeemed
--------------------------------------------------------------------------------
10 Years                                     7.69%               7.69%
5 Years                                      2.55                2.55
1 Year                                      14.81               14.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
                                            Gross
--------------------------------------------------------------------------------
                                            0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Research Fund    Standard & Poor's 500 Index
12/31/2002                 $     5,000,000          $    5,000,000
12/31/2003                 $     6,231,231          $    6,433,342
12/31/2004                 $     6,945,926          $    7,132,916
12/31/2005                 $     7,456,457          $    7,482,983
12/31/2006                 $     8,596,586          $    8,663,877
12/31/2007                 $     9,246,551          $    9,139,486
12/31/2008                 $     6,014,201          $    5,758,767
12/31/2009                 $     7,786,146          $    7,283,193
12/31/2010                 $     9,023,558          $    8,381,801
12/31/2011                 $     9,132,058          $    8,556,777
12/31/2012                 $    10,484,679          $    9,924,809

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Research Fund | Annual Report | 12/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on actual returns from July 1, 2012, through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                      A            B             C              Y
--------------------------------------------------------------------------------
Beginning Account Value     $1,000.00     $1,000.00     $1,000.00      $1,000.00
on 7/1/12
--------------------------------------------------------------------------------
Ending Account Value        $1,049.78     $1,045.35     $1,044.31      $1,051.28
(after expenses)
on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid                   $6.44        $11.05        $11.05          $5.26
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 1.02% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                             Pioneer Research Fund | Annual Report | 12/31/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

--------------------------------------------------------------------------------
Share Class                     A             B             C              Y
--------------------------------------------------------------------------------
Beginning Account Value     $1,000.00     $1,000.00     $1,000.00      $1,000.00
on 7/1/12
--------------------------------------------------------------------------------
Ending Account Value        $1,018.85     $1,014.33     $1,014.33      $1,020.01
(after expenses)
on 12/31/12
--------------------------------------------------------------------------------
Expenses Paid                   $6.34        $10.89        $10.89          $5.18
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15%, and 1.02% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Research Fund | Annual Report | 12/31/12

Schedule of Investments | 12/31/12

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
                COMMON STOCKS -- 99.3%
                ENERGY -- 10.7%
                Oil & Gas Drilling -- 0.6%
      6,662     Ensco Plc                                                      $    394,923
-------------------------------------------------------------------------------------------
                Oil & Gas Equipment & Services -- 4.0%
     25,373     Halliburton Co.                                                $    880,189
      7,191     National Oilwell Varco, Inc.                                        491,505
     15,932     Schlumberger, Ltd.                                                1,103,928
                                                                               ------------
                                                                               $  2,475,622
-------------------------------------------------------------------------------------------
                Integrated Oil & Gas -- 3.9%
     17,010     Chevron Corp.                                                  $  1,839,461
      8,245     Occidental Petroleum Corp.                                          631,649
                                                                               ------------
                                                                               $  2,471,110
-------------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 1.4%
     28,884     Marathon Oil Corp.                                             $    885,583
-------------------------------------------------------------------------------------------
                Oil & Gas Refining & Marketing -- 0.8%
      7,734     Marathon Petroleum Corp.                                       $    487,242
                                                                               ------------
                Total Energy                                                   $  6,714,480
-------------------------------------------------------------------------------------------
                MATERIALS -- 3.4%
                Fertilizers & Agricultural Chemicals -- 1.3%
     14,065     The Mosaic Co.                                                 $    796,501
-------------------------------------------------------------------------------------------
                Specialty Chemicals -- 1.3%
     11,545     Ecolab, Inc.                                                   $    830,086
-------------------------------------------------------------------------------------------
                Diversified Metals & Mining -- 0.8%
     14,054     Freeport-McMoRan Copper & Gold, Inc.                           $    480,647
                                                                               ------------
                Total Materials                                                $  2,107,234
-------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 8.5%
                Aerospace & Defense -- 1.7%
     13,331     United Technologies Corp.                                      $  1,093,275
-------------------------------------------------------------------------------------------
                Construction & Engineering -- 0.8%
     16,051     KBR, Inc.                                                      $    480,246
-------------------------------------------------------------------------------------------
                Industrial Conglomerates -- 1.9%
     12,818     3M Co.                                                         $  1,190,151
-------------------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 2.9%
      5,893     Cummins, Inc.                                                  $    638,507
      9,171     Joy Global, Inc.                                                    584,926
     37,984     The Manitowoc Co., Inc.                                             595,589
                                                                               ------------
                                                                               $  1,819,022
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 17

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
                Industrial Machinery -- 1.2%
     10,424     Ingersoll-Rand Plc                                             $    499,935
      3,205     SPX Corp.                                                           224,831
                                                                               ------------
                                                                               $    724,766
                                                                               ------------
                Total Capital Goods                                            $  5,307,460
-------------------------------------------------------------------------------------------
                TRANSPORTATION -- 1.7%
                Air Freight & Logistics -- 0.8%
      6,796     United Parcel Service, Inc. (Class B)                          $    501,069
-------------------------------------------------------------------------------------------
                Railroads -- 0.9%
      4,342     Union Pacific Corp.                                            $    545,876
                                                                               ------------
                Total Transportation                                           $  1,046,945
-------------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 0.5%
                Apparel, Accessories & Luxury Goods -- 0.5%
     12,136     True Religion Apparel, Inc.                                    $    308,497
                                                                               ------------
                Total Consumer Durables & Apparel                              $    308,497
-------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 2.0%
                Hotels, Resorts & Cruise Lines -- 0.5%
      8,426     Marriott International, Inc.                                   $    314,037
-------------------------------------------------------------------------------------------
                Restaurants -- 1.5%
      1,299     Chipotle Mexican Grill, Inc.*                                  $    386,401
     10,215     Starbucks Corp.                                                     547,728
                                                                               ------------
                                                                               $    934,129
                                                                               ------------
                Total Consumer Services                                        $  1,248,166
-------------------------------------------------------------------------------------------
                MEDIA -- 4.2%
                Cable & Satellite -- 1.6%
     26,985     Comcast Corp.                                                  $  1,008,699
-------------------------------------------------------------------------------------------
                Movies & Entertainment -- 2.6%
     19,749     The Walt Disney Co.                                            $    983,303
     14,132     Time Warner, Inc.                                                   675,934
                                                                               ------------
                                                                               $  1,659,237
                                                                               ------------
                Total Media                                                    $  2,667,936
-------------------------------------------------------------------------------------------
                RETAILING -- 4.7%
                Internet Retail -- 1.1%
      2,766     Amazon.com, Inc.*                                              $    694,653
-------------------------------------------------------------------------------------------
                Department Stores -- 0.6%
      9,958     Macy's, Inc.                                                   $    388,561
-------------------------------------------------------------------------------------------
                Apparel Retail -- 0.8%
      8,600     Ross Stores, Inc.                                              $    465,690
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Research Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
                Home Improvement Retail -- 2.2%
     16,441     Lowe's Companies, Inc.                                         $    583,984
     12,794     The Home Depot, Inc.                                                791,309
                                                                               ------------
                                                                               $  1,375,293
                                                                               ------------
                Total Retailing                                                $  2,924,197
-------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 2.5%
                Drug Retail -- 1.2%
     15,468     CVS Caremark Corp.                                             $    747,878
-------------------------------------------------------------------------------------------
                Food Retail -- 1.3%
      8,689     Whole Foods Market, Inc.                                       $    793,566
                                                                               ------------
                Total Food & Staples Retailing                                 $  1,541,444
-------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 6.3%
                Distillers & Vintners -- 1.1%
     19,969     Constellation Brands, Inc.*                                    $    706,703
-------------------------------------------------------------------------------------------
                Soft Drinks -- 1.4%
      6,377     Fomento Economico Mexicano SAB de CV (A.D.R.)                  $    642,164
      4,166     Monster Beverage Corp.*                                             220,298
                                                                               ------------
                                                                               $    862,462
-------------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.4%
     13,605     Campbell Soup Co.                                              $    474,678
      5,873     The Hershey Co.                                                     424,148
                                                                               ------------
                                                                               $    898,826
-------------------------------------------------------------------------------------------
                Tobacco -- 2.4%
     18,739     Altria Group, Inc.                                             $    588,779
     10,772     Philip Morris International, Inc.                                   900,970
                                                                               ------------
                                                                               $  1,489,749
                                                                               ------------
                Total Food, Beverage & Tobacco                                 $  3,957,740
-------------------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 2.0%
                Household Products -- 1.0%
      6,227     Colgate-Palmolive Co.                                          $    650,971
-------------------------------------------------------------------------------------------
                Personal Products -- 1.0%
     10,017     The Estee Lauder Companies, Inc.                               $    599,618
                                                                               ------------
                Total Household & Personal Products                            $  1,250,589
-------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 3.1%
                Health Care Equipment -- 0.5%
      5,845     Covidien Plc                                                   $    337,490
-------------------------------------------------------------------------------------------
                Health Care Distributors -- 0.2%
      3,369     Cardinal Health, Inc.                                          $    138,735
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 19

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
                Health Care Services -- 1.4%
      3,561     DaVita HealthCare Partners, Inc.*                              $    393,597
      8,570     Express Scripts Holding Co.*                                        462,780
                                                                               ------------
                                                                               $    856,377
-------------------------------------------------------------------------------------------
                Managed Health Care -- 1.0%
      7,610     Aetna, Inc.                                                    $    352,343
      3,539     Humana, Inc.                                                        242,882
                                                                               ------------
                                                                               $    595,225
                                                                               ------------
                Total Health Care Equipment & Services                         $  1,927,827
-------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 9.1%
                Biotechnology -- 2.7%
      3,494     Amgen, Inc.                                                    $    301,602
      5,457     Celgene Corp.*                                                      429,575
      7,844     Gilead Sciences, Inc.*                                              576,142
      9,925     Vertex Pharmaceuticals, Inc.*                                       416,254
                                                                               ------------
                                                                               $  1,723,573
-------------------------------------------------------------------------------------------
                Pharmaceuticals -- 6.1%
      4,258     Allergan, Inc.                                                 $    390,586
      3,535     Jazz Pharmaceuticals Plc*                                           188,062
     16,798     Johnson & Johnson Co.                                             1,177,540
     52,577     Pfizer, Inc.                                                      1,318,631
      6,183     Teva Pharmaceutical Industries, Ltd. (A.D.R.)                       230,873
      5,743     Watson Pharmaceuticals, Inc.*                                       493,898
                                                                               ------------
                                                                               $  3,799,590
-------------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 0.3%
      4,801     Agilent Technologies, Inc.                                     $    196,553
                                                                               ------------
                Total Pharmaceuticals, Biotechnology & Life Sciences           $  5,719,716
-------------------------------------------------------------------------------------------
                BANKS -- 3.8%
                Diversified Banks -- 1.4%
     25,056     Wells Fargo & Co.                                              $    856,414
-------------------------------------------------------------------------------------------
                Regional Banks -- 2.4%
     21,424     PNC Financial Services Group, Inc.                             $  1,249,233
     36,200     Regions Financial Corp.                                             257,744
                                                                               ------------
                                                                               $  1,506,977
                                                                               ------------
                Total Banks                                                    $  2,363,391
-------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 6.8%
                Other Diversified Financial Services -- 2.4%
     37,612     Citigroup, Inc.                                                $  1,487,931
-------------------------------------------------------------------------------------------
                Consumer Finance -- 1.3%
      9,272     Capital One Financial Corp.                                    $    537,127
      7,565     Discover Financial Services LLC                                     291,631
                                                                               ------------
                                                                               $    828,758
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Research Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 1.3%
     11,441     Invesco, Ltd.                                                  $    298,496
     11,653     The Carlyle Group LP                                                303,328
      5,413     Walter Investment Management Corp.*                                 232,867
                                                                               ------------
                                                                               $    834,691
-------------------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.8%
     30,644     E*TRADE Financial Corp.*                                       $    274,264
      6,708     The Goldman Sachs Group, Inc.                                       855,672
                                                                               ------------
                                                                               $  1,129,936
                                                                               ------------
                Total Diversified Financials                                   $  4,281,316
-------------------------------------------------------------------------------------------
                INSURANCE -- 3.9%
                Life & Health Insurance -- 2.1%
     12,498     Aflac, Inc.                                                    $    663,894
     12,069     MetLife, Inc.                                                       397,553
     13,960     Unum Group Co.                                                      290,647
                                                                               ------------
                                                                               $  1,352,094
-------------------------------------------------------------------------------------------
                Property & Casualty Insurance -- 1.8%
      8,028     ACE, Ltd.                                                      $    640,634
     12,083     The Allstate Corp.                                                  485,374
                                                                               ------------
                                                                               $  1,126,008
                                                                               ------------
                Total Insurance                                                $  2,478,102
-------------------------------------------------------------------------------------------
                REAL ESTATE -- 0.9%
                Residential REIT -- 0.9%
     11,974     American Campus Communities, Inc.                              $    552,361
                                                                               ------------
                Total Real Estate                                              $    552,361
-------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 9.3%
                Internet Software & Services -- 3.5%
      2,166     Google, Inc.*                                                  $  1,536,495
     33,392     Yahoo!, Inc.*                                                       664,501
                                                                               ------------
                                                                               $  2,200,996
-------------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 0.8%
      3,100     Visa, Inc.                                                     $    469,898
-------------------------------------------------------------------------------------------
                Application Software -- 1.2%
      5,571     Citrix Systems, Inc.*                                          $    366,293
     17,462     Nuance Communications, Inc.*                                        389,752
                                                                               ------------
                                                                               $    756,045
-------------------------------------------------------------------------------------------
                Systems Software -- 3.8%
     48,162     Microsoft Corp.                                                $  1,287,370
     33,364     Oracle Corp.                                                      1,111,688
                                                                               ------------
                                                                               $  2,399,058
                                                                               ------------
                Total Software & Services                                      $  5,825,997
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 21

-------------------------------------------------------------------------------------------
 Shares                                                                        Value
-------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 7.4%
                Communications Equipment -- 1.8%
      4,152     F5 Networks, Inc.*                                             $    403,367
     11,871     Qualcomm, Inc.                                                      736,239
                                                                               ------------
                                                                               $  1,139,606
-------------------------------------------------------------------------------------------
                Computer Hardware -- 4.9%
      5,754     Apple, Inc.                                                    $  3,067,061
-------------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 0.7%
     10,083     SanDisk Corp.*                                                 $    439,215
                                                                               ------------
                Total Technology Hardware & Equipment                          $  4,645,882
-------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.2%
                Semiconductors -- 2.2%
     13,631     Analog Devices, Inc.                                           $    573,320
     10,800     Maxim Integrated Products, Inc.                                     317,520
     13,488     Xilinx, Inc.                                                        484,219
                                                                               ------------
                                                                               $  1,375,059
                                                                               ------------
                Total Semiconductors & Semiconductor Equipment                 $  1,375,059
-------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 3.0%
                Integrated Telecommunication Services -- 3.0%
     12,712     CenturyLink, Inc.                                              $    497,293
     31,986     Verizon Communications, Inc.                                      1,384,034
                                                                               ------------
                                                                               $  1,881,327
                                                                               ------------
                Total Telecommunication Services                               $  1,881,327
-------------------------------------------------------------------------------------------
                UTILITIES -- 3.3%
                Electric Utilities -- 2.2%
     19,189     American Electric Power Co., Inc.                              $    818,987
     19,846     PPL Corp.                                                           568,191
                                                                               ------------
                                                                               $  1,387,178
-------------------------------------------------------------------------------------------
                Multi-Utilities -- 1.1%
     22,470     Ameren Corp.                                                   $    690,278
                                                                               ------------
                Total Utilities                                                $  2,077,456
-------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $50,813,644)                                             $ 62,203,122
-------------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.3%
                (Cost $50,813,644) (a)                                         $ 62,203,122
-------------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.7%                             $    444,626
===========================================================================================
                TOTAL NET ASSETS -- 100.0%                                     $ 62,647,748
===========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Research Fund | Annual Report | 12/31/12

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $51,348,688 was as follows:

                Aggregate gross unrealized gain for all investments
                  in which there is an excess of value over tax cost           $11,275,767

                Aggregate gross unrealized loss for all investments in which
                  there is an excess of tax cost over value                       (421,333)
                                                                               -----------
                  Net unrealized gain                                          $10,854,434
                                                                               ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $39,168,815 and $33,871,794, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

            Level 1 - quoted prices in active markets for identical securities.

            Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

            Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)
                      See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                          Level 1           Level 2      Level 3   Total
--------------------------------------------------------------------------------
Common Stocks             $62,203,122       $--          $--       $62,203,122
--------------------------------------------------------------------------------
  Total                   $62,203,122       $--          $--       $62,203,122
================================================================================

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 23

Statement of Assets and Liabilities | 12/31/12

ASSETS:
  Investment in securities (cost $50,813,644)                                                   $ 62,203,122
  Cash                                                                                               482,570
  Receivables --
     Investment securities sold                                                                       42,420
     Fund shares sold                                                                                164,422
     Dividends                                                                                        40,784
     Due from Pioneer Investment Management, Inc.                                                      9,492
  Other                                                                                               34,416
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                            $ 62,977,226
=============================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                            $     93,749
     Fund shares repurchased                                                                         185,817
  Due to affiliates                                                                                   15,818
  Accrued professional fees                                                                           18,139
  Accrued expenses                                                                                    15,955
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       $    329,478
=============================================================================================================
NET ASSETS:
  Paid-in capital                                                                               $ 79,055,195
  Undistributed net investment income                                                                  8,715
  Accumulated net realized loss on investments and foreign currency transactions                 (27,805,640)
  Net unrealized gain on investments                                                              11,389,478
-------------------------------------------------------------------------------------------------------------
        Total net assets                                                                        $ 62,647,748
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $23,907,116/2,219,595 shares)                                               $      10.77
  Class B (based on $1,171,368/115,479 shares)                                                  $      10.14
  Class C (based on $3,694,552/362,485 shares)                                                  $      10.19
  Class Y (based on $33,874,712/3,116,754 shares)                                               $      10.87
MAXIMUM OFFERING PRICE:
  Class A ($10.77 (divided by) 94.25%)                                                          $      11.43
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Research Fund | Annual Report | 12/31/12

Statement of Operations

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,517)                           $1,157,936
  Interest                                                                           1,230
-------------------------------------------------------------------------------------------------------------
        Total investment income                                                                 $  1,159,166
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                               $  377,390
  Transfer agent fees
     Class A                                                                        40,260
     Class B                                                                         8,136
     Class C                                                                         5,228
     Class Y                                                                         1,015
  Distribution fees
     Class A                                                                        50,142
     Class B                                                                        17,696
     Class C                                                                        25,860
  Shareholder communications expense                                                38,548
  Administrative reimbursements                                                     22,393
  Custodian fees                                                                    14,976
  Registration fees                                                                 71,806
  Professional fees                                                                 45,836
  Printing expense                                                                  35,124
  Fees and expenses of nonaffiliated Trustees                                        7,206
  Miscellaneous                                                                      6,956
-------------------------------------------------------------------------------------------------------------
        Total expenses                                                                          $    768,572
        Less fees waived and expenses reimbursed by
           Pioneer Investment Management, Inc.                                                       (80,294)
-------------------------------------------------------------------------------------------------------------
        Net expenses                                                                            $    688,278
-------------------------------------------------------------------------------------------------------------
           Net investment income                                                                $    470,888
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                                $2,454,582
     Class actions                                                                     816
     Other assets and liabilities denominated in foreign currencies                    (94)     $  2,455,304
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                                $4,478,112
     Other assets and liabilities denominated in foreign currencies                     95      $  4,478,207
-------------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                     $  6,933,511
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $  7,404,399
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                        Year Ended             Year Ended
                                                                        12/31/12               12/31/11
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                   $    470,888           $     377,651
Net realized gain on investments, class actions and foreign
  currency transactions                                                    2,455,304               8,270,647
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                            4,478,207              (7,289,858)
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations               $  7,404,399           $   1,358,440
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.07 and $0.06 per share, respectively)                     $   (165,303)          $    (104,114)
  Class C ($0.01 and $0.00 per share, respectively)                           (4,618)                     --
  Class Y ($0.09 and $0.08 per share, respectively)                         (296,423)               (274,407)
-------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                 $   (466,344)          $    (378,521)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                            $ 20,385,338           $  10,090,665
Reinvestment of distributions                                                223,399                 124,447
Cost of shares repurchased                                               (15,593,080)            (27,265,188)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                         $  5,015,657           $ (17,050,076)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                              $ 11,953,712           $ (16,070,157)
NET ASSETS:
Beginning of year                                                       $ 50,694,036           $  66,764,193
-------------------------------------------------------------------------------------------------------------
End of year                                                             $ 62,647,748           $  50,694,036
=============================================================================================================
Undistributed net investment income                                     $      8,715           $          --
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Research Fund | Annual Report | 12/31/12

-------------------------------------------------------------------------------------------------------------
                                          '12 Shares      '12 Amount          '11 Shares       '11 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                               1,010,614       $ 10,720,968           559,185       $   5,333,172
Reinvestment of distributions                13,768            148,549            10,324              98,429
Less shares repurchased                    (489,343)        (5,137,526)         (356,498)         (3,406,360)
-------------------------------------------------------------------------------------------------------------
  Net increase                              535,039       $  5,731,991           213,011       $   2,025,241
=============================================================================================================
Class B
Shares sold or exchanged                     65,127       $    624,254            79,881       $     729,136
Less shares repurchased                    (184,185)        (1,848,710)         (229,858)         (2,073,050)
-------------------------------------------------------------------------------------------------------------
  Net decrease                             (119,058)      $ (1,224,456)         (149,977)      $  (1,343,914)
=============================================================================================================
Class C
Shares sold                                 268,658       $  2,655,935            58,388       $     535,815
Reinvestment of distributions                   391              3,987                --                  --
Less shares repurchased                    (109,950)        (1,112,254)          (36,319)           (318,410)
-------------------------------------------------------------------------------------------------------------
  Net increase                              159,099       $  1,547,668            22,069       $     217,405
=============================================================================================================
Class Y
Shares sold                                 596,372       $  6,384,181           353,599       $   3,492,542
Reinvestment of distributions                 6,507             70,863             2,708              26,018
Less shares repurchased                    (711,247)        (7,494,590)       (2,152,929)        (21,467,368)
-------------------------------------------------------------------------------------------------------------
  Net decrease                             (108,368)      $ (1,039,546)       (1,796,622)      $ (17,948,808)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 27

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                                     Year      Year      Year      Year      Year
                                                                     Ended     Ended     Ended     Ended     Ended
                                                                     12/31/12  12/31/11  12/31/10  12/31/09  12/31/08
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $  9.47   $  9.44   $  8.21   $  6.43   $ 10.09
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                              $  0.07   $  0.05   $  0.05   $  0.06   $  0.09
  Net realized and unrealized gain (loss) on investments                1.30      0.04      1.23      1.81     (3.65)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  1.37   $  0.09   $  1.28   $  1.87   $ (3.56)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                (0.07)    (0.06)    (0.05)    (0.09)    (0.10)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  1.30   $  0.03   $  1.23   $  1.78   $ (3.66)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.77   $  9.47   $  9.44   $  8.21   $  6.43
======================================================================================================================
Total return*                                                          14.51%     0.97%    15.58%    29.11%   (35.22)%
Ratio of net expenses to average net assets+                            1.25%     1.25%     1.25%     1.25%     1.26%
Ratio of net investment income to average net assets+                   0.76%     0.59%     0.56%     0.90%     0.96%
Portfolio turnover rate                                                   59%       57%       57%       90%       87%
Net assets, end of period (in thousands)                             $23,907   $15,957   $13,890   $13,866   $10,110
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                        1.59%     1.55%     1.53%     1.62%     1.36%
  Net investment income                                                 0.42%     0.29%     0.28%     0.53%     0.85%
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                          1.25%     1.25%     1.25%     1.25%     1.25%
  Net investment income                                                 0.76%     0.59%     0.56%     0.90%     0.96%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Research Fund | Annual Report | 12/31/12

----------------------------------------------------------------------------------------------------------------------
                                                              Year         Year       Year       Year       Year
                                                              Ended        Ended      Ended      Ended      Ended
                                                              12/31/12     12/31/11   12/31/10   12/31/09   12/31/08
----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $  8.94      $  8.93    $  7.80    $ 6.10     $  9.52
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $ (0.03)(b)  $ (0.04)   $ (0.03)     0.00(a)     0.00(a)
  Net realized and unrealized gain (loss) on investments         1.23         0.05       1.16      1.71       (3.41)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  1.20      $  0.01    $  1.13    $ 1.71     $ (3.41)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            --(c)        --(c)      --     (0.01)      (0.01)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  1.20      $  0.01    $  1.13    $ 1.70     $ (3.42)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 10.14      $  8.94    $  8.93    $ 7.80     $  6.10
======================================================================================================================
Total return*                                                   13.42%        0.11%     14.49%    27.98%     (35.83)%
Ratio of net expenses to average net assets+                     2.15%        2.15%      2.15%     2.15%       2.16%
Ratio of net investment income (loss) to average net assets+    (0.22)%      (0.36)%    (0.36)%    0.03%       0.02%
Portfolio turnover rate                                            59%          57%        57%       90%         87%
Net assets, end of period (in thousands)                      $ 1,171      $ 2,097    $ 3,434    $4,453     $ 5,908
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                 2.58%        2.52%      2.47%     2.54%       2.22%
  Net investment loss                                           (0.65)%      (0.73)%    (0.68)%   (0.36)%     (0.04)%
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                   2.15%        2.15%      2.15%     2.15%       2.15%
  Net investment income (loss)                                  (0.22)%      (0.36)%    (0.36)%    0.03%       0.03%
======================================================================================================================

(a)  Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to the timing of the sales and repurchases of shares.

(c) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 29

----------------------------------------------------------------------------------------------------------------------
                                                               Year         Year       Year       Year       Year
                                                               Ended        Ended      Ended      Ended      Ended
                                                               12/31/12     12/31/11   12/31/10   12/31/09   12/31/08
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.00      $  8.99    $  7.85    $ 6.16     $  9.60
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $ (0.01)(b)  $ (0.03)   $ (0.03)     0.00(a)  $  0.02
  Net realized and unrealized gain (loss) on investments          1.21         0.04       1.17      1.72       (3.45)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  1.20      $  0.01    $  1.14    $ 1.72     $ (3.43)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          (0.01)          --         --     (0.03)      (0.01)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.19      $  0.01    $  1.14    $ 1.69     $ (3.44)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.19      $  9.00    $  8.99    $ 7.85     $  6.16
======================================================================================================================
Total return*                                                    13.37%        0.11%     14.52%    27.93%     (35.72)%
Ratio of net expenses to average net assets+                      2.15%        2.15%      2.15%     2.15%       2.05%
Ratio of net investment income (loss) to average net assets+     (0.14)%      (0.32)%    (0.33)%    0.01%       0.14%
Portfolio turnover rate                                             59%          57%        57%       90%         87%
Net assets, end of period (in thousands)                       $ 3,695      $ 1,829    $ 1,630    $1,422     $ 1,230
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                  2.31%        2.35%      2.38%     2.50%       2.05%
  Net investment income (loss)                                   (0.30)%      (0.52)%    (0.56)%   (0.34)%      0.14%
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                    2.15%        2.15%      2.15%     2.15%       2.05%
  Net investment income (loss)                                   (0.14)%      (0.32)%    (0.33)%    0.01%       0.14%
======================================================================================================================



(a)  Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations due to the timing of the sales and repurchases of shares.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Research Fund | Annual Report | 12/31/12

----------------------------------------------------------------------------------------------------------------------
                                                                     Year      Year      Year      Year      Year
                                                                     Ended     Ended     Ended     Ended     Ended
                                                                     12/31/12  12/31/11  12/31/10  12/31/09  12/31/08
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $  9.55   $  9.52   $  8.28   $  6.48   $ 10.19
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                              $  0.10   $  0.09   $  0.08   $  0.12   $  0.14
  Net realized and unrealized gain (loss) on investments                1.31      0.03      1.24      1.79     (3.71)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  1.41   $  0.12   $  1.32   $  1.91   $ (3.57)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                (0.09)    (0.09)    (0.08)    (0.11)    (0.14)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  1.32   $  0.03   $  1.24   $  1.80   $ (3.71)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.87   $  9.55   $  9.52   $  8.28   $  6.48
======================================================================================================================
Total return*                                                          14.81%     1.20%    15.89%    29.46%   (34.96)%
Ratio of net expenses to average net assets+                            1.02%     0.97%     0.96%     0.97%     0.82%
Ratio of net investment income to average net assets+                   0.97%     0.81%     0.86%     1.22%     1.36%
Portfolio turnover rate                                                   59%       57%       57%       90%       87%
Net assets, end of period (in thousands)                             $33,875   $30,811   $47,810   $44,744   $73,947
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                        1.02%     0.97%     0.96%     0.97%     0.82%
  Net investment income                                                 0.97%     0.81%     0.86%     1.22%     1.36%
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                          1.02%     0.97%     0.96%     0.97%     0.82%
  Net investment income                                                 0.97%     0.81%     0.86%     1.22%     1.36%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Research Fund | Annual Report | 12/31/12 31

Notes to Financial Statements | 12/31/12

1. Organization and Significant Accounting Policies

Pioneer Research Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

32 Pioneer Research Fund | Annual Report | 12/31/12

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend

                             Pioneer Research Fund | Annual Report | 12/31/12 33 data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding portfolio or settlement hedges as of December 31, 2012.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

34 Pioneer Research Fund | Annual Report | 12/31/12

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Fund reclassified $10,572 to decrease paid-in capital, $4,171 to increase undistributed net investment income, and $6,401 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2012, the Fund had a net capital loss carryforward of $27,261,881 of which the following amounts will expire in 2016 and 2017 if not utilized: $990,872 in 2016 and $26,271,009 in 2017.

     The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

     ---------------------------------------------------------------------------
                                                     2012                   2011
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                             $466,344               $378,521
     ---------------------------------------------------------------------------
       Total                                     $466,344               $378,521
     ===========================================================================

     The following shows components of distributable earnings on a federal income tax basis at December 31, 2012:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                     $(27,261,881)
     Net unrealized gain                                             10,854,434
     ---------------------------------------------------------------------------
       Total                                                       $(16,407,447)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

                             Pioneer Research Fund | Annual Report | 12/31/12 35

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,807 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2012.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2012, the Fund recognized gains of $816 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date.

     Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

36 Pioneer Research Fund | Annual Report | 12/31/12

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the year ended December 31, 2012, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended December 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,824 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the year ended December 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $26,947
Class B                                                                    2,323
Class C                                                                    2,501
Class Y                                                                    6,777
--------------------------------------------------------------------------------
  Total                                                                  $38,548
================================================================================

                             Pioneer Research Fund | Annual Report | 12/31/12 37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,824 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,170 in distribution fees payable to PFD at December 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2012, CDSCs in the amount of $1,157 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2012, the Fund's expenses were not reduced under such arrangements.

38 Pioneer Research Fund | Annual Report | 12/31/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Research Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Research Fund (the "Fund"), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Research Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2013

                             Pioneer Research Fund | Annual Report | 12/31/12 39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Research Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

40 Pioneer Research Fund | Annual Report | 12/31/12

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2012, and in the first quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

                             Pioneer Research Fund | Annual Report | 12/31/12 41

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to

42 Pioneer Research Fund | Annual Report | 12/31/12 identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                             Pioneer Research Fund | Annual Report | 12/31/12 43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Research Fund | Annual Report | 12/31/12

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.     Chairman and Chief Executive Officer,      Director, Broadridge Financial
Chairman of the Board        Serves until a          Quadriserv, Inc. (technology products for  Solutions, Inc. (investor
and Trustee                  successor trustee is    securities lending industry) (2008 -       communications and securities
                             elected or earlier      present); private investor (2004 - 2008);  processing provider for
                             retirement or removal.  and Senior Executive Vice President, The   financial services industry)
                                                     Bank of New York (financial and            (2009 - present); Director,
                                                     securities services) (1986 - 2004)         Quadriserv, Inc. (2005 -
                                                                                                present); and Commissioner, New
                                                                                                Jersey State Civil Service
                                                                                                Commission (2011 - present)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.     Managing Partner, Federal City Capital     Director of Enterprise Community
Trustee                      Serves until a          Advisors (corporate advisory services      Investment, Inc. (privately-held
                             successor trustee is    company) (1997 - 2004 and 2008 -           affordable housing finance
                             elected or earlier      present); Interim Chief Executive          company) (1985 - 2010); Director
                             retirement or removal.  Officer, Oxford Analytica, Inc.            of Oxford Analytica, Inc. (2008
                                                     (privately held research and consulting    - present); Director of The
                                                     company) (2010); Executive Vice President  Swiss Helvetia Fund, Inc.
                                                     and Chief Financial Officer, I-trax, Inc.  (closed-end fund) (2010 -
                                                     (publicly traded health care services      present); and Director of New
                                                     company) (2004 - 2007); and Executive      York Mortgage Trust (publicly
                                                     Vice President and Chief Financial         traded mortgage REIT) (2004 -
                                                     Officer, Pedestal Inc. (internet-based     2009, 2012 - present)
                                                     mortgage trading company) (2000 - 2002)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.     William Joseph Maier Professor of          Trustee, Mellon Institutional
Trustee                      Serves until a          Political Economy, Harvard University      Funds Investment Trust and
                             successor trustee is    (1972 - present)                           Mellon Institutional Funds
                             elected or earlier                                                 Master Portfolio (oversaw 17
                             retirement or removal.                                             portfolios in fund complex)
                                                                                                (1989-2008)
---------------------------------------------------------------------------------------------------------------------------------

                             Pioneer Research Fund | Annual Report | 12/31/12 45

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                       Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)    Trustee since 1999.     Founding Director, Vice President and      None
Trustee                      Serves until a          Corporate Secretary, The Winthrop Group,
                             successor trustee is    Inc. (consulting firm) (1982-present);
                             elected or earlier      Desautels Faculty of Management, McGill
                             retirement or removal.  University (1999 - present); and Manager of Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)     Trustee since 1999.     President and Chief Executive Officer,     Director of New America High
Trustee                      Serves until a          Newbury, Piret & Company, Inc.             Income Fund, Inc. (closed-end
                             successor trustee is    (investment banking firm) (1981 - present) investment company) (2004 -
                             elected or earlier                                                 present); and member, Board of
                             retirement or removal.                                             Governors, Investment Company
                                                                                                Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 1999.     Senior Counsel, Sullivan & Cromwell LLP    Director, The Swiss Helvetia
Trustee                      Serves until a          (law firm) (1998 - present); and Partner,  Fund, Inc. (closed-end
                             successor trustee is    Sullivan & Cromwell LLP (prior to 1998)    investment company); and
                             elected or earlier                                                 Director, Invesco, Ltd.
                             retirement or removal.                                             (formerly AMVESCAP, PLC)
                                                                                                (investment manager) (1997-2005)
---------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Research Fund | Annual Report | 12/31/12

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                        Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*     Trustee since 1999.     Non-Executive Chairman and a director of    None
Trustee, President and       Serves until a          Pioneer Investment Management USA Inc.
Chief Executive Officer of   successor trustee is    ("PIM-USA"); Chairman and a director of
the Fund                     elected or earlier      Pioneer; Chairman and Director of Pioneer
                             retirement or removal.  Institutional Asset Management, Inc.
                                                     (since 2006); Director of Pioneer
                                                     Alternative Investment Management Limited
                                                     (Dublin) (until October 2011); President
                                                     and a director of Pioneer Alternative
                                                     Investment Management (Bermuda) Limited
                                                     and affiliated funds; Deputy Chairman and
                                                     a director of Pioneer Global Asset
                                                     Management S.p.A. ("PGAM") (until April
                                                     2010); Director of Nano-C, Inc. (since
                                                     2003); Director of Cole Management Inc.
                                                     (2004 - 2011); Director of Fiduciary
                                                     Counseling, Inc. (until December 2011);
                                                     President of all of the Pioneer Funds;
                                                     and Retired Partner, Wilmer Cutler
                                                     Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*    Trustee since 2007.     Director, CEO and President of PIM-USA      None
Trustee and Executive Vice   Serves until a          (since February 2007); Director and
President                    successor trustee is    President of Pioneer and Pioneer
                             elected or earlier      Institutional Asset Management, Inc.
                             retirement or removal.  (since February 2007); Executive Vice
                                                     President of all of the Pioneer Funds
                                                     (since March 2007); Director of PGAM
                                                     (2007 - 2010); Head of New Europe
                                                     Division, PGAM (2000 - 2005); Head of New
                                                     Markets Division, PGAM (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                             Pioneer Research Fund | Annual Report | 12/31/12 47

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                        Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2003. Serves at   Vice President and Associate General        None
Secretary                    the discretion of the   Counsel of Pioneer since January 2008 and
                             Board.                  Secretary of all of the Pioneer Funds
                                                     since June 2010; Assistant Secretary of
                                                     all of the Pioneer Funds from September
                                                     2003 to May 2010; and Vice President and
                                                     Senior Counsel of Pioneer from July 2002
                                                     to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Since 2010. Serves at   Fund Governance Director of Pioneer since   None
Assistant Secretary          the discretion of the   December 2006 and Assistant Secretary of
                             Board.                  all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Pioneer from
                                                     December 2003 to November 2006; and Senior
                                                     Paralegal of Pioneer from January 2000 to
                                                     November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at   Counsel of Pioneer since June 2007 and      None
Assistant Secretary          the discretion of the   Assistant Secretary of all the Pioneer
                             Board.                  Funds since June 2010; and Vice President
                                                     and Counsel at State Street Bank from
                                                     October 2004 to June 2007
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at   Vice President - Fund Treasury of Pioneer;  None
Treasurer and Chief          the discretion of the   Treasurer of all of the Pioneer Funds
Financial and Accounting     Board.                  since March 2008; Deputy Treasurer of
Officer of the Fund                                  Pioneer from March 2004 to February 2008;
                                                     and Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to February
                                                     2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)        Since 2000. Serves at   Assistant Vice President - Fund Treasury    None
Assistant Treasurer          the discretion of the   of Pioneer; and Assistant Treasurer of all
                             Board.                  of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)           Since 2002. Serves at   Fund Accounting Manager - Fund Treasury of  None
Assistant Treasurer          the discretion of the   Pioneer; and Assistant Treasurer of all of
                             Board.                  the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Research Fund | Annual Report | 12/31/12

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                  Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                        Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at   Fund Administration Manager - Fund          None
Assistant Treasurer          the discretion of the   Treasury of Pioneer since November 2008;
                             Board.                  Assistant Treasurer of all of the Pioneer
                                                     Funds since January 2009; and Client
                                                     Service Manager - Institutional Investor
                                                     Services at State Street Bank from March
                                                     2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at   Chief Compliance Officer of Pioneer and of  None
Chief Compliance Officer     the discretion of the   all the Pioneer Funds since March 2010;
                             Board.                  Director of Adviser and Portfolio
                                                     Compliance at Pioneer since October 2005;
                                                     and Senior Compliance Officer for Columbia
                                                     Management Advisers, Inc. from October
                                                     2003 to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)        Since 2006. Serves at   Director--Transfer Agency Compliance of     None
Anti-Money Laundering        the discretion of the   Pioneer and Anti-Money Laundering Officer
Officer                      Board.                  of all the Pioneer Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

                             Pioneer Research Fund | Annual Report | 12/31/12 49

                           This page for your notes.

50 Pioneer Research Fund | Annual Report | 12/31/12

                           This page for your notes.

                             Pioneer Research Fund | Annual Report | 12/31/12 51

                           This page for your notes.

52 Pioneer Research Fund | Annual Report | 12/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18630-07-0213



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine and non routine filings of its Form N-1A, totaled approximately $30,187 in 2012 and $31,786 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2012 and $8,290 in 2011.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Research Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2013

* Print the name and title of each signing officer under his or her signature.